                                                                     EXHIBIT 1.1

                         AMERICAN FINANCIAL REALTY TRUST
                      Common Shares of Beneficial Interest

                         FORM OF UNDERWRITING AGREEMENT

                                                                   June __, 2003

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

and

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
1001 19th Street North
Arlington, Virginia  22209

As Representatives of the several Underwriters

Ladies and Gentlemen:

     American Financial Realty Trust, a Maryland real estate investment trust (the "Company"), First States Group, L.P., a Delaware limited partnership (the "Operating Partnership"), and certain shareholders of the Company listed on
Schedule I hereto (the "Selling Shareholders"), each confirms their agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Banc of America Securities LLC and Friedman, Billings, Ramsey & Co., Inc. ("FBR") are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholders of an aggregate of __________ common shares (the "Initial Shares") of beneficial interest, par value $0.001 per share, of the Company ("Common Shares") in the respective numbers of shares set forth opposite the names of the Company and each such Selling Shareholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Common Shares set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of an aggregate of __________ additional Common Shares to cover over-allotments (the "Option Shares"), if any, from the Company, which option may be exercised by the Underwriters, acting severally and not jointly, in the respective numbers of Common Shares set forth opposite the names of the Underwriters in Schedule II hereto. The Initial Shares and the Option Shares are hereinafter called, collectively, the "Shares."

     The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the Commission") a registration statement on Form S-11 (No. 333-103499), including a preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the First Closing Date (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Securities Act, and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     Each Selling Shareholder has executed and delivered a Power of Attorney and Agreement appointing certain individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "Attorney-in-Fact," and collectively, the "Committee") with the authority to execute and deliver this Agreement on behalf of such Selling Shareholder and to take certain other actions with respect thereto and to the extent set forth therein relating to the transactions contemplated by this Agreement and by the Prospectus and pursuant to which each such Selling Shareholder has made certain representations, warranties and covenants, in the form attached hereto as Exhibit A (the "Agreement and Power of Attorney").

     The Company, each of the Selling Shareholders and the Underwriters agree as follows:

     1. Sale and Purchase:

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $________, the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Shareholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Shareholder's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Initial Shares set forth in

Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives, in their sole discretion, shall make to eliminate any sales or purchases of fractional shares.

     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in Section 1(a) hereof, the Company hereby grants an option (the "Option") to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The Option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time (but in no more than two installments in total) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the Option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, and may be the First Closing Date (as hereinafter defined), but shall not be later than five full business days after the exercise of the Option, nor in any event prior to the First Closing Date, as hereinafter defined. If the Option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that number of Option Shares then being purchased.

     2. Payment and Delivery:

     (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours' prior notice to the Company and the Selling Shareholders, including, at the option of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and each of the Selling Shareholders, upon prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the First Closing Date (as defined below) with respect thereto at the office of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the

Representatives and the Company). The time and date at which such payment and delivery are actually made is hereinafter called the "First Closing Date."

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to the Representatives, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours' prior notice to the Company, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company, upon prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to an Option Closing Date with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

     (c) Directed Shares. It is understood that approximately __________ shares of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "Directed Share Program"). Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

     3. Representations and Warranties of the Company and the Operating
Partnership:

     The Company and the Operating Partnership represent and warrant to each Underwriter that:

     (a) the authorized shares of beneficial interest of the Company conform in all material respects to the description thereof contained in the Prospectus; the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus); at the First Closing Date, 42,298,008 Common Shares will be issued and outstanding and no other shares of beneficial interest will be issued and outstanding; the outstanding shares of beneficial interest of the Company and the outstanding shares of beneficial interest and capital stock of each subsidiary of the Company, all of which are listed on Exhibit 21 to the Registration Statement (each, including the Operating Partnership, except where noted, a "Subsidiary" and, collectively, "Subsidiaries") including Common Shares owned by Selling Shareholders have been duly and validly authorized and issued and are fully paid and nonassessable, and in the case of limited liability company membership interests or units of limited partnership interest, have been duly and validly authorized and issued and are fully paid, have been issued in compliance with federal and state securities laws, and except as disclosed in the Prospectus with respect to First States Partners II, L.P., all of the outstanding shares of beneficial interest, capital stock, units of limited partnership interest and limited liability company membership interests of the Subsidiaries, excluding the Operating Partnership, are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any equity interests of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such equity interests or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue any equity interests, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; the descriptions of the Company's share option, bonus and other share plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly present the information required to be disclosed with respect to such plans, arrangements, options and rights.

     (b) the Company has been duly formed and is validly existing as a real estate investment trust under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the "SDAT"), with all requisite trust power and authority to own, lease and operate its properties, and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign entity to transact business or licensed and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification or license and in which the failure, individually or in the aggregate, to be so qualified or licensed could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change"); except as disclosed in the Prospectus, all of the issued and outstanding shares of beneficial interest, capital stock, limited liability company membership interests or units of limited partnership interests of each Subsidiary are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other

Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus and the next paragraph, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

     (c) upon completion of the offering of the Shares (i) the Company will be a holder of units of limited partnership interest in the Operating Partnership (the "Units") representing an approximate 95.5% interest in the Operating Partnership, (ii) First States Group, LLC (the "General Partner") will be the holder of Units representing an approximate 0.50% interest in the Operating Partnership, as its sole general partner, and (iii) the Company will own a 100% membership interest in the General Partner; the Subsidiaries have been duly incorporated, formed or organized, as the case may be, and are validly existing as a corporation, limited liability company, general partnership or limited partnership, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation, formation or organization, as applicable, with all requisite power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to transact business or licensed as a foreign corporation, foreign limited partnership or foreign limited liability company, as applicable, and is in good standing in each jurisdiction in which the conduct or nature of their business requires such qualification or license, and in which the failure to be so qualified or licensed could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (d) the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as further amended and/or restated (the "Partnership Agreement"), has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

     (e) the Company has delivered to the Representatives two complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Preliminary Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

     (f) the Company has not distributed and will not distribute, prior to the later of the last Option Closing Date or the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus and the Registration Statement.

     (g) the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where any failures to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (h) the Company is not in violation of its Amended and Restated Declaration of Trust, as amended or restated (the "Declaration of Trust") or Bylaws; the Operating Partnership is not in violation of its Certificate of Limited Partnership or the Partnership Agreement, and, to our knowledge, no Subsidiary is in violation of its applicable organizational documents (including, without limitation, partnership and limited liability company agreements); neither the Company nor any Subsidiary is in breach of or default in (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default in) the performance or observance by the Company or any Subsidiary, as the case may be, of any obligation, agreement, contract, franchise, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (i) the execution, delivery and performance of this Agreement, the issuance, sale and delivery by the Company of the Shares and the consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach or constitute a default (nor constitute any event which with notice, lapse of time, or both would constitute a breach or default) (i) by the Company of any provisions of its Declaration of Trust or Bylaws, by the Operating Partnership of any provisions under its Certificate of Limited Partnership or Partnership Agreement, by any Subsidiary (excluding the Operating Partnership) of any provision of its applicable organizational documents, or (ii) of any provision of any obligation, agreement, contract, franchise, license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary.

     (j) the Company has the full legal right, trust power and authority to enter into this Agreement and to consummate the transactions contemplated herein; the Company has the trust power to issue, sell and deliver the Shares as provided herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

     (k) the Operating Partnership has the full legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Operating Partnership and constitutes the valid and binding agreement of the Operating Partnership enforceable against the Operating Partnership in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

     (l) no approval, authorization, consent or order of, or registration or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required for the Company's or Operating Partnership's execution, delivery and performance of this Agreement and the Prospectus or their consummation of the transactions contemplated herein, including the sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained before the First Closing Date or the applicable Option Closing Date, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

     (m) each of the Company and the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change; and no such license, permit, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus.

     (n) the Registration Statement has been declared effective under the Securities Act by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Operating Partnership, are contemplated or threatened by the Commission, and the Company has, to the knowledge of the Company and the Operating Partnership, complied with any request on the part of the Commission for additional or supplemental information.

     (o) the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and on the First Closing Date and on each Option Closing Date (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus, or any amendments or supplements thereto (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof).

     (p) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical to the versions of the Preliminary Prospectus and Prospectus transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

     (q) except as disclosed in the Prospectus, there are no actions, suits, proceedings, or, to the knowledge of the Company and the Operating Partnership, inquiries or investigations, pending or, to the knowledge of the Company and the Operating Partnership, threatened (i) against the Company, American Financial Resources Group, Inc. ("AFRG"), Strategic Alliance Realty Group, LLC ("Strategic Alliance")(AFRG and Strategic Alliance collectively referred to as the "Company's Predecessors") or any of its Subsidiaries, or (ii) which has the subject thereof any of the respective officers and trustees of the Company or any officers, directors, managers or partners of its Subsidiaries or the Company's Predecessors, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such Subsidiary and (B) if so determined adversely, could reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect or could adversely affect the consummation of the transactions contemplated by this Agreement.

     (r) the consolidated financial statements of the Company and its Subsidiaries, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; the supporting schedules included in the Registration Statement fairly present the information required to be stated therein; such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States ("GAAP") and on a consistent basis during the periods involved (except as may be expressly stated in the related notes thereto) and in accordance with Regulation S-X promulgated by the Commission; the financial data set forth in the Registration Statement and in the Prospectus under the captions "Summary - Summary Financial Information," "Selected Financial Information," and "Capitalization" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the unaudited pro forma financial information (including the related notes) included in the Prospectus and any Preliminary Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information; no other pro forma financial information is required to be included in the Registration Statement.

     (s) (i) KPMG LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and expressed their opinions in reports with respect to the consolidated financial statements of the Company and the Subsidiaries filed with the Commission as part of the Registration Statement and Prospectus are, and were during the periods covered by its reports, independent public accountants with respect to the Company as required by the Securities Act and the Securities Act Regulations; and (ii) to the knowledge of the Company and the Operating Partnership, PricewaterhouseCoopers LLP, who have audited certain financial statements of the Bank of America Small Office Portfolio, Dana Commercial Credit Corporation Sale Leaseback Portfolio and Bank of America Specifically Tailored Transaction Portfolio and who have expressed their opinions in reports with respect to the financial statements of those properties filed with the Commission as a part of the Registration Statement and Prospectus are and were during the periods covered by its reports, independent public accountants with respect to Bank of America and Dana Commercial Credit Corporation and (iii) to the knowledge of the Company and the Operating Partnership, each of KPMG LLP and PricewaterhouseCoopers LLP are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission thereunder (the "Sarbanes-Oxley Act").

     (t) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries or as to which it is probable that the Company or any of the Subsidiaries will enter into, or any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other Subsidiaries, any of its Subsidiaries on any class of its capital stock or repurchase or redemption by the Company or any of its Subsidiaries of any class of capital stock.

     (u) there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Shareholders, to the extent of the equity securities to be offered and sold by such Selling Shareholders as contemplated by this Agreement, and (ii) except for those registration or similar rights that have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in the Prospectus; no person has a right of participation or first refusal with respect to the sale of the Shares by the Company.

     (v) the issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company, and, when issued and duly delivered against payment therefore as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise.

     (w) the Shares have been registered pursuant to Section 12(b) of the Exchange Act and the Shares have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     (x) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (y) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the NASD) any member firm of the NASD.

     (z) the Company has not relied upon the Representatives or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

     (aa) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to legal counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     (bb) the form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Declaration of Trust and Bylaws of the Company and the requirements of the New York Stock Exchange.

     (cc) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, described in the Prospectus (except for certain real property as to which the Company holds a leasehold interest, as described in the Prospectus), and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; any real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held, under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or such as do not materially and adversely affect the value of the leasehold and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary; the Company or a Subsidiary has obtained an owner's or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company or any Subsidiary, that insures the Company's or the Subsidiary's fee or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Company's industry to be commercially reasonable in the markets where the Company's properties are located, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and secured by the real property.

     (dd) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be disclosed, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement and the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and to the best of the Company's and the Operating Partnership's knowledge, no party thereto is in breach or default under any of such agreements.

     (ee) the Company and each Subsidiary owns or possesses adequate and sufficient licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, domain names, software and design licenses, approvals, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intellectual Property Rights") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and the expected expiration of any of such Intellectual Property Rights could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property Rights which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described as required; none of the technology employed by the Company or any Subsidiary has been obtained or is being used by the Company or any Subsidiary in violation of any contractual obligation binding on the Company or any Subsidiary or, to the Company's and the Operating Partnership's knowledge, any of the officers, trustees, managers, partners, directors or employees of the Company or any Subsidiary, or otherwise in violation of the rights of any persons; none of the technology employed by the Company's Predecessors had been obtained or was used by the Company's Predecessors in violation of any contractual obligation binding on the Company's Predecessors or, to the Company's and the Operating Partnership's knowledge, any of the officers, directors, managers or employees of the Company's Predecessors, or otherwise in violation of the rights of any persons.

     (ff) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (gg) each of the Company, the Company's Predecessors, and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company, the Company's Predecessors, or any of the Subsidiaries; no tax deficiency has been asserted against any such entity, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all such tax liabilities are adequately provided for on the respective books of such entities.

     (hh) each of the Company and the Subsidiaries maintains insurance, issued by insurers of recognized financial responsibility, of the types and with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, floods and all other risks customarily insured against, all of which insurance is in full force and effect; the Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

     (ii) except as otherwise disclosed in the Prospectus, (i) none of the Operating Partnership, the Company, any of the Subsidiaries nor, to the knowledge of the Operating Partnership and the Company, any other owners of the properties at any time, including the Company's Predecessors, or any other party has at any time, used, handled, stored, treated, transported, manufactured, spilled, leaked, released or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company or any of the Subsidiaries, or to be leased or owned or by any means to be controlled by the Company or any of the Subsidiaries, including any real property underlying any loan held by the Company or the Subsidiaries (collectively, the "Real Property"), except in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (ii) the Operating Partnership and the Company do not intend to use the Real Property or any subsequently acquired properties for the purpose of using, handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (iii) none of the Operating Partnership, the Company, nor any of the other Subsidiaries has received any notice of, or has any knowledge of, any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Real Property or any assets described in the Prospectus (or, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute; (iv) the Real Property is not included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or, to the Operating Partnership's and the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as defined below); in the operation of the Company's and the Operating Partnership's businesses, the Company acquires before acquisition an environmental assessment of the Real Property and, to the extent they become aware of (a) any condition that could reasonably be expected to result in liability associated with the presence or release of a Hazardous Material, or (b) any violation or potential violation of any Environmental Statute, the Company and the Operating Partnership take all commercially reasonable action necessary or advisable (including any capital improvements) for clean-up, closure or other compliance with such Environmental Statute.

     As used herein, "Hazardous Material" shall include, without limitation, any flammable explosive, radioactive material, hazardous substance, hazardous material, hazardous waste, toxic substance, asbestos or related material, as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority").

     (jj) there are no costs or liabilities associated with the Real Property pursuant to any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (kk) none of the entities that prepared appraisals of the Real Property, nor the entities that prepared Phase I or other environmental assessments with respect to the Real Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, trustee, officer, director or employee.

     (ll) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, termination, promotion, terms or conditions of employment or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

     (mm) and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, the Subsidiaries or their "ERISA Affiliates" (as defined below) or to which the Company, the Subsidiaries or their ERISA Affiliates contribute or are required to contribute are in compliance in all material respects with ERISA; "ERISA Affiliate" means any trade or business, whether or not incorporated, which with the Company or a Subsidiary is treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and the corresponding provisions of state income tax codes (the "Code"); no such employee benefit plan is subject to Section 412 of the Code,
Section 302 of ERISA or Title IV of ERISA; all contributions required to have been made under each such employee benefit plan have been made on a timely basis; there has been no "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 or 407 of ERISA) for which the Company, the Subsidiaries or their ERISA Affiliates have any material liability; each such employee benefit plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which could cause the loss of such qualification.

     (nn) neither the Company nor any of the Subsidiaries nor any officer, director, manager or trustee purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or
(ii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries.

     (oo) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors, managers or trustees of the Company or any of the Subsidiaries or any of the members of the families of any of them.

     (pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

     (qq) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange.

     (rr) none of the Operating Partnership, the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any real property owned in fee simple or leased by the Company or the Subsidiaries as of the date of this Agreement (collectively, for purposes of this subsection only, the "Properties") or any part thereof which could reasonably be expected to have a Material Adverse Effect; the Company has fairly summarized in the Prospectus all material options and rights of first refusal to purchase all or part of any Property or any interest therein; each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; none of the Operating Partnership, the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Operating Partnership, the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could reasonably be expected to have a Material Adverse Effect; all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both could constitute a default under any of such leases, except such defaults that could, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect; and no tenant under any lease pursuant to which the Operating Partnership or any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (ss) in connection with this offering, the Company has not offered and will not offer its Common Shares or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus, in connection with the offer and sale of the Shares.

     (tt) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

     (uu) except as disclosed in the Prospectus, the Company has not incurred any liability for any broker's or finder's fees or similar payments in connection with the transactions herein contemplated.

     (vv) no business relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, trustees, managers, shareholders, partners, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described.

     (ww) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (xx) there are no existing or, to the knowledge of the Company or the Operating Partnership, threatened labor disputes with the employees of the Company or any of the Subsidiaries which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     (yy) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered; the Company has not offered, or caused the Representatives to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

     (zz) the statistical and market related data included in the Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

     (aaa) commencing with the Company's short taxable year ended December 31, 2002 and through the date hereof, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and the current and proposed method of operation of the Company and the Subsidiaries as described in the Prospectus will enable the Company to meet the requirements for qualification and taxation as a real estate investment trust under the Code, and the Operating Partnership is treated as a partnership for federal income tax purposes and not as a corporation or association taxable as a corporation; the Company intends to continue to qualify as a real estate investment trust under the Code for all subsequent years, and the Company does not know of any event that could cause or is likely to cause the Company to fail to qualify as a real estate investment trust under the Code at any time.

     (bbb) the factual description of, and the assumptions and representations regarding, the Company's organization and current and proposed method of operation set forth in the Prospectus under the heading "Federal Income Tax Considerations" are accurate and fairly summarize the matters referred to therein.

     (ccc) the conduct of business by the Company and the Subsidiaries as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or the Subsidiaries conducts or proposes to conduct such business, except as described in the Prospectus and except such regulation as is applicable to commercial enterprises generally.

     (ddd) neither the Company, any of its Subsidiaries, nor any real property owned, directly or indirectly, by the Company has sustained, since the Company's inception, any loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, otherwise than as set forth in the Prospectus.

     Each Selling Shareholder severally and not jointly represents and warrants to the Underwriters that:

     (a) this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor's rights generally or by general equitable principles.

     (b) such Selling Shareholder has full legal power and authority to enter into the Agreement and Power of Attorney; the Agreement and Power of Attorney of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, and is enforceable against such Selling Shareholder in accordance with the terms thereof, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

     (c) upon payment for the Shares to be sold by the Selling Shareholders as provided herein, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and on the Company's share registry in accordance with the Company's Declaration of Trust, Bylaws and applicable law and as required by
Section 8-401 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") and an indication from DTC by book entry that in the case of each Underwriter, the Shares being purchased by or on behalf of such Underwriter have been credited to "securities accounts" (as defined in Section 8-501 of the UCC) of such Underwriter with DTC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code ("UCC"), and (B) under Section 8-501 of the UCC, each Underwriter will acquire a valid "security entitlement" (as defined in Section 8-102 of the UCC) to the Shares being so purchased by or on behalf of such Underwriter, and, to the extent governed by the UCC, no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) (a "UCC Adverse Claim") to such Shares (or security entitlement with respect thereto) may properly be asserted against such Underwriter with respect to such security entitlement; it being understood that for the purpose of this representation and warranty, such Selling Shareholder may assume that when such payment, delivery, registration and crediting occur, (x) Cede or such other nominee is not a "securities intermediary" (as defined in Section 8-102 of the UCC), (y) registration of such Shares in the name of Cede or another nominee designated by DTC is effective to register such Shares in the name of DTC for purposes of Section 8-106 (b)(2) of the UCC, and (z) DTC is a "clearing corporation" (as defined in Section 8-102 of the UCC). Such Selling Shareholder now has, and before the First Closing Date or the applicable Option Closing Date will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into this Agreement and the Agreement and Power of Attorney, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Shareholder herein; upon the delivery of and payment for such Shares hereunder, such Selling Shareholder will deliver good, valid and marketable title thereto, free and clear of any pledge, lien, mortgage, encumbrance, security interest or other claim.

     4. Certain Covenants:

     The Company and the Operating Partnership hereby agree with each
Underwriter:

     (a) that the Company shall cooperate with the Representatives and legal counsel for the Underwriters and furnish such information as may be required to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws [or Canadian provincial securities laws or other foreign laws] of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation; and that the Company shall use its best efforts to prevent the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction and will advise the Representatives promptly of such suspension or any initiation or threat known by the Company of any proceeding for any such purpose; and that, in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (b) that if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible.

     (c) to prepare the Prospectus in a form reasonably approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

     (d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when any post-effective amendment to the Registration Statement becomes effective under the Securities Act Regulations.

     (e) that, after the date of this Agreement, the Company shall promptly advise the Representatives orally (and, if requested by the Representatives, promptly confirm such advice in writing) (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission,
(ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Shares from the New York Stock Exchange, or of the threatening or initiation of any proceedings for any of such purposes; and that the Company shall use its best efforts to prevent the issuance of any such order or suspension, removal or termination from listing, and, if the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment; the Company shall advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object; additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

     (f) to furnish to the Underwriters for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual reports or other communications supplied to holders of Common Shares not publicly available, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the NASD or any securities exchange and (iii) such other information not publicly available as the Underwriters may reasonably request regarding the Company and the Subsidiaries.

     (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or legal counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act and the Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus, as amended or supplemented, will comply with the law.

     (h) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

     (i) that, prior to filing with the Commission any amendment to the Registration Statement or supplement or amendment to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, the Company shall furnish to the Representatives and counsel for the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

     (j) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request.

     (k) to furnish to each Representative, not less than one business day before filing with the Commission subsequent to the effective date of the Prospectus and during the period in which a prospectus relating to the Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act, the Exchange Act Regulations and the Sarbanes-Oxley Act.

     (l) to apply the net proceeds from the sale of the Shares in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (m) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (unless such fiscal quarter is the last fiscal quarter of the Company's fiscal year, in which case such earnings statement shall be delivered no later than 90 days after the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement) an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement.

     (n) to use its best efforts to maintain the listing of the Shares on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities for which quotations are reported by the New York Stock Exchange.

     (o) to engage and maintain, at its expense, a registrar and transfer agent for the Shares.

     (p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, establishing an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or filing any registration statement under the Securities Act with respect to any of the foregoing (provided that the Company may file a registration statement solely for the resale of Common Shares), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; provided, however, that the Company may issue its Common Shares or options to purchase its Common Shares, or Common Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 180 day period without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives).

     (q) not to, and to use its best efforts to cause its officers, trustees, partners and affiliates, as applicable, not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

     (r) (i) to use its best efforts to cause Friedman, Billings, Ramsey Group, Inc., an affiliate of FBR, and each officer and trustee of the Company to furnish to the Representatives, prior to the First Closing Date, a letter agreement substantially in the form of Exhibit B hereto; (ii) to use its best efforts to cause each other shareholder of the Company and each unit holder of the Operating Partnership to furnish to the Representatives, prior to the First Closing Date, a letter agreement substantially in the form of Exhibit C hereto;
(iii) to enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities in connection with the Company's September 2002 private placement; and (iv) to direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by "lock-up" agreements for the duration of the periods contemplated in such agreements.

     (s) that during the time which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents in the manner required by the Exchange Act, the Exchange Act Regulations and the Sarbanes-Oxley Act; additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act.

     (t) that the Company shall (i) obtain or maintain, as appropriate, Directors and Officers liability insurance in the minimum amount of [$_____________] which shall apply to the offering contemplated herein and (ii) cause the Representatives to be added to such policy such that up to [$_____________] of its expenses pursuant to Section 9(a) shall be paid directly by such insurer and (iii) shall cause the Representatives to be added as an additional insured to such policy in respect of the offering contemplated herein.

     (u) if at any time during the 90-day period after the Registration Statement becomes effective any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representatives, the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

     (v) that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

     (w) that the Company will continue to use its best efforts to meet the requirements to qualify as a REIT under the Code.

     (x) that the Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

     (y) that, in connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; that the Representatives will notify the Company as to which participants will need to be so restricted; and that the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time; and that, should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     Each Selling Shareholder hereby agrees with each Underwriter:

     (a) to deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person, within the meaning of the
Code) or Form W-9 (if the Selling Shareholder is a United States person, within the meaning of the Code).

     (b) to furnish to the Representatives, prior to the First Closing Date, a letter agreement, substantially in the form of Exhibit C hereto.

     (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling Shareholder has knowledge of the occurrence of any event as a result of which any information regarding such Selling Shareholder in the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, that such Selling Shareholder will promptly notify the Company and the Representatives.

     (d) that such Selling Shareholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

     5. Payment of Expenses:

     (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement (including without limitation financial statements, exhibits, schedules and consents), each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees, not to exceed $5,000, and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares for trading on the New York Stock Exchange, (viii) all costs and expenses incident to the travel and accommodation of the Company's employees in making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and its legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

     (b) Each Selling Shareholder agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Shareholder, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian from the proceeds of the sale of the Shares payable to such Selling Shareholder).

     (c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholders shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

     6. Conditions of the Underwriters' Obligations:

     (a) The obligations of the Underwriters hereunder to purchase Shares on the First Closing Date or on each Option Closing Date, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders hereunder and under the Agreement and Power of Attorney on the date hereof and on the First Closing Date and on each Option Closing Date, as applicable, the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder and under the Agreement and Power of Attorney and to the satisfaction of the following further conditions at the First Closing Date or on each Option Closing Date, as applicable:

     (b) The Company shall furnish to the Representatives on the First Closing Date and on each Option Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company and the Subsidiaries (and the Representatives shall have received an additional six conformed copies of each of such counsel's legal opinion for each of the several Underwriters), addressed to the Underwriters and dated the First Closing Date and each Option Closing Date, as applicable, and in form and substance satisfactory to Hunton & Williams LLP, counsel for the Underwriters, stating that:

          (i) to such counsel's knowledge the authorized, issued and outstanding shares of beneficial interest of the Company (including the Common Shares) have been issued in compliance with the registration and qualification requirements of federal and state securities laws; except as disclosed in the Prospectus, to the knowledge of such counsel, there are no outstanding
     (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company or any such Subsidiary,
     (ii) warrants, rights or options to subscribe for or purchase from any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of beneficial interest, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; the description of the Company's Supplemental Executive Retirement Plan, Equity Incentive Plan and 2003 Outperformance Plan, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

          (ii) all of the issued and outstanding capital stock, limited liability company membership interests and units of limited partnership interests of each Subsidiary listed on Schedule I hereto (each a "Designated Subsidiary") (excluding the Operating Partnership) have been duly authorized and validly issued, are fully paid and, except as described in the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, any pending or, to the knowledge of such counsel, threatened claim; to the knowledge of such counsel, except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (iii) all of the issued and outstanding Units of the Operating Partnership have been duly authorized and validly issued, and are fully paid in accordance with the requirements of the Partnership Agreement; to the knowledge of such counsel, none of the Units has been issued or is owned or held in violation of any preemptive right arising by operation of law or under this Agreement, or any other preemptive rights; to such counsel's knowledge, the outstanding Units have been offered, sold and issued by the Operating Partnership in compliance with all federal and state securities laws;

          (iv) each of the Designated Subsidiaries (excluding the Operating Partnership) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with the requisite power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Prospectus;

          (v) the Company is duly qualified in or registered by and is in good standing in the jurisdiction set forth opposite the Company's name on
     Schedule I hereto the Designated Subsidiaries (other than the Operating Partnership) are duly qualified in or registered by and are in good standing in the jurisdictions set forth opposite their respective names on
     Schedule I hereto; except as disclosed in the Prospectus, no Designated Subsidiary is prohibited or restricted by its charter, bylaws, certificate of formation, operating agreement, certificate of limited partnership or partnership agreement, as the case may be, or agreements or instruments to which it is a party, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or interests or from paying the Company or any other Subsidiary, any amounts due under loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; to the knowledge of such counsel, other than as disclosed on Schedule B thereto, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

          (vi) the Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, with all requisite partnership power and authority to own, lease and operate its properties and to conduct its business as now conducted as described in the Registration Statement and the Prospectus; the Operating Partnership has been duly qualified or registered to do business as a foreign partnership in the jurisdictions in the jurisdictions set forth opposite the Operating Partnership's name on Schedule I hereto;

          (vii) to such counsel's knowledge, none of the Operating Partnership or the Designated Subsidiaries is in violation of any term or provision of its respective declaration of trust, charter, bylaws, certificate of formation, operating agreement, certificate of limited partnership or partnership agreement, as the case may be; to such counsel's knowledge, none of the Company, the Operating Partnership or any of the Designated Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company, the Operating Partnership or any of the Designated Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company, the Operating Partnership or any of the Designated Subsidiaries;

          (viii) the execution, delivery and performance of this Agreement by the Operating Partnership, and the consummation by the Operating Partnership of the transactions contemplated by this Agreement do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the Certificate of Limited Partnership or the Partnership Agreement, or the applicable organizational documents of any Designated Subsidiary (other than the Operating Partnership), (ii) any provision of any license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument filed as an exhibit to the Registration Statement and to which the Company, the Operating Partnership or any Designated Subsidiary is a party or by which any of them or their respective properties or assets may be bound or affected, (iii) any law or regulation binding upon or applicable to the Company, the Operating Partnership or any Designated Subsidiary or any of their respective properties or assets, or (iv) any decree, judgment or order known to such counsel to be applicable to the Company, the Operating Partnership or any Designated Subsidiary; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company, the Operating Partnership or the Designated Subsidiaries;

          (ix) the Operating Partnership has the full legal right, power and authority to execute and perform this Agreement and consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Operating Partnership, and is a legal, valid and binding agreement of the Operating Partnership enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 9 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

     (x) no approval, authorization, consent or order of, or registration or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's or Operating Partnership's execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and by the Prospectus, and the sale and delivery of the shares by the Company as contemplated herein, other than such as have been obtained or made under the Securities Act, the Securities Act Regulations, the Exchange Act and Exchange Act Regulations, and except as may be required under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and by the NASD;

          (xi) to such counsel's knowledge, each of the Company and the Subsidiaries has all necessary material licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in the Prospectus; to such counsel's knowledge, neither the Company nor any Subsidiary is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company or any of the Subsidiaries;

          (xii) the Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" or a company "controlled" by an investment company within the meaning of such Act;

          (xiv) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising under the Certificate of Limited Partnership or the Partnership Agreement of the Operating Partnership, the applicable organizational documents of each Designated Subsidiary (other than the Operating Partnership) or under any agreement known to such counsel to which the Company is a party or, to such counsel's knowledge, otherwise;

          (xv) except as disclosed in the Prospectus under the caption "Registration Rights and Lock-Up Agreements," to such counsel's knowledge, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for the Selling Shareholders, to the extent of the equity securities to be offered and sold by such Selling Shareholders pursuant to this Agreement, and (ii) except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement;

          (xvi) the Shares have been approved for listing on the New York Stock Exchange;

          (xvii) the form of certificate used to evidence the Common Shares complies in all material respects with the requirements of the New York Stock Exchange;

          (xiii) the Registration Statement has been declared effective by the Commission under the Securities Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and, to the knowledge of such counsel, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b);

          (xix) the Registration Statement and each amendment or supplement to the Registration Statement, as of their respective effective dates, and the Prospectus, and each amendment or supplement to the Prospectus, as of their respective dates complied as to form in all material respects with the applicable requirements of the Securities Act;

          (xx) The statements (i) in the Prospectus under the captions "Risk Factors--Risks Related to Our Business and Properties--If we are unable to complete our pending acquisitions in a timely fashion or at all, our operating results could be adversely affected," "--If we are unable to acquire additional properties through our relationship with financial institutions, our ability to execute our business plan and our operating results could be adversely affected," "--We may not have sufficient capital to fully perform our obligations to purchase properties under our agreements with financial institutions, which may subject us to liquidated or other damages or result in termination of these agreements," "--The bankruptcy or insolvency of our tenants under their leases or delays by our tenants in making rent payments could seriously harm our operating results and financial condition," "--Our formulated price contracts with financial institutions may require us to purchase bank branches that we otherwise would not elect to purchase and that we may be unable to lease on desirable terms or at all, which could adversely impact our revenues," "--Our agreements with financial institutions require us, with limited exceptions, to purchase properties on an "as is" basis and, therefore, the value of these properties may decline if we discover problems with the properties after we acquire them," "--We are subject to contractual obligations and covenants that may restrict our ability to dispose of our properties at attractive returns or when we otherwise desire to sell them," "--The consideration paid for our properties may exceed fair market value, which may harm our financial condition and operating results," "--Risks Related to the Real Estate Industry--The costs of compliance with environmental laws may harm our operating results," "--Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unintended expenditures that adversely impact our results of operations," "--An uninsured loss or a loss that exceeds the policies on our properties could subject us to lost capital or revenue on those properties," "--Risks Related to our Organization and Structure--Our rights and the rights of our shareholders to take action against our trustees and officers are limited, which could limit your recourse in the event of actions not in your best interests," "--Provisions of Maryland law and our organizational documents may discourage changes in management and third party acquisition proposals and depress our share price," "--Our board of trustees may change our investment and operational policies and practices without a vote of our common shareholders, which limits your control of our policies and practices," "--Tax Risks of Our Business and Structure--

     Distribution requirements imposed by law limit our flexibility in executing our business plan," "--Our disposal of properties may have negative implications, including unfavorable tax consequences," "--If we fail to remain qualified as a REIT, our dividends will not be deductible to us, and our income will be subject to taxation," "--We may be subject to federal and state income taxes that would adversely affect our financial condition," "--Risk Related to this Offering--Common shares eligible for future sale may have adverse effects on our share price," "--You should not rely on the underwriters' lock-up agreements to limit the number of shares sold into the market," "Dividend Policy and Distributions," "Our Business and Properties--Our Formation," "--Environmental Matters," "--Other Types of Investments and Policies," "Certain Relationships and Related Transactions," "Management--Corporate Governance--Board of Trustees and Committees," "--Employment Agreements," "--401(k) Plan," "--2002 Equity Incentive Plan," "--Key Employee Incentive Compensation Plan," "--Supplemental Executive Retirement Plan," "Description of Shares," "Certain Provisions of Maryland Law and of Our Declaration of Trust and Bylaws," "Partnership Agreement," "Registration Rights and Lock-Up Agreements" and (ii) in Item 33 and Item 34 of the Registration Statement, insofar as such statements constitute summaries of legal matters or documents, have been reviewed by such counsel and fairly present the information required to be shown;

          (xxi) to the knowledge of such counsel, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company, the Company's Predecessors or any of the Subsidiaries or any of their respective officers, directors, trustees, partners or managers, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Registration Statement and the Prospectus but are not so described;

          (xxii) to the knowledge of such counsel, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and all such summaries and descriptions thereof, in all material respects, fairly present the information called for with respect to such contracts or documents;

          (xxiii) to such counsel's knowledge, each of the Company, the Company's Predecessors and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does such counsel know of any tax deficiency which is likely to be asserted against any such entity;

          (xxiv) commencing with the Company's short taxable year ended December 31, 2002, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust pursuant to Sections 856 through 860 of the Code, and the current and proposed method of operation of the Company and the Subsidiaries as described in the Prospectus will enable the Company to meet the requirements for qualification and taxation as a real estate investment trust under the Code, and the Operating Partnership will be treated as a partnership for federal income tax purposes and not as a corporation or association taxable as a corporation; and

          (xxv) the descriptions of the law and the legal conclusions contained in the Prospectus under the caption "Federal Income Tax Considerations" are accurate in all material respects, and the discussions thereunder fairly describe the federal income tax considerations that are likely to be material to a holder of Common Shares.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than, and only to the extent, as expressly specified above), and any supplements or amendments thereto, on the basis of the foregoing (relying as to materiality on the factual representations of, and discussions with, officers and other representatives of the Company), no facts have come to their attention which would cause such counsel to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or at each Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

     (c) The Company shall furnish to the Representatives on the First Closing Date and on each Option Closing Date an opinion of Saul Ewing LLP, special Maryland counsel for the Company (and the Representatives shall have received an additional six conformed copies of each of such counsel's legal opinion for each of the several Underwriters), addressed to the Underwriters and dated the First Closing Date and each Option Closing Date, as applicable, and in form and substance satisfactory to Hunton & Williams LLP, counsel for the Underwriters, stating that:

               (i) the Company is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland;

               (ii) the Company has the trust power to own its properties and conduct its business as now conducted and to execute and perform its obligations under this Agreement;

               (iii) all necessary trust action has been taken to authorize the execution, delivery and performance of this Agreement by the Company;

               (iv) this Agreement has been duly executed and delivered by the Company;

               (v) all of the outstanding Common Shares (including the Common Shares owned by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable.

               (vi) the Shares have been duly authorized and, when issued and delivered against payment of the consideration in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the Underwriters will acquire good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance, security interest or other claim;

               (vii) the authorized, issued and outstanding shares of beneficial interest of the Company (including the Common Shares) conform to all statements and descriptions contained in the Prospectus;

               (viii) the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

               (ix) there are no pre-emptive rights arising under the Declaration of Trust or Bylaws of the Company, Title 8 of the Corporations and Associations Articles of the Annotated Code of Maryland, as amended, or any agreement or other instrument know to us to which the Company is a party with respect to the Shares;

               (x) the form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Declaration of Trust and Bylaws of the Company;

               (xi) the execution and delivery of this Agreement and the performance by the Company of its terms (i) will not conflict with the Company's declaration of trust or bylaws; (ii) to the knowledge of such counsel, will not violate or result in a material breach of the provisions of, or constitute a material default under, any indenture, mortgage, contract, agreement or instrument to which the Company is a party;

               (xii) to the knowledge of such counsel, the execution and delivery of this Agreement, the performance by the Company of its terms and the issuance of the Shares will not conflict with, violate or result in the breach of any judgment, order, writ or decree of any court or governmental authority binding on the Company which is of specific application to the Company or its Properties;

               (xiii) to the knowledge of such counsel, the execution and delivery of this Agreement, the performance by the Company of its terms and the issuance of the Shares will not violate any provision of any statute, law, rule or regulation applicable to the Company;

               (xiv) to the knowledge of such counsel, no consent, approval, authorization or other action by, or filing with, any governmental authority of the State of Maryland is required to be obtained or made by the Company for the execution and delivery by the Company of this Agreement and the sale and delivery of the Shares by the Company as contemplated herein; and

               (xv) to the knowledge of such counsel, the Company is not in violation of any term or provision of the Declaration of Trust or Bylaws of the Company.

     (d) The Representatives shall have received from KPMG LLP, letters dated, respectively, as of the date of this Agreement, the First Closing Date and each Option Closing Date, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements to the effect that they are independent accountants with respect to the Company within the meaning of Rule 101 of the AICPA's Code of Professional Conduct, and statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representative shall have received an additional six conformed copies of such accountants' letter for each of the several Underwriters);

     In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

     (e) At the First Closing Date and each Option Closing Date, the Representatives shall have received from KPMG LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (d) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Option Closing Date, as the case may be (and the Representatives shall have received an additional six conformed copies of such accountants' letter for each of the several Underwriters).

     (f) The Representatives shall have received at the First Closing Date and on each Option Closing Date, as applicable, the favorable opinion of Hunton & Williams LLP, dated the First Closing Date or such Option Closing Date, addressed to the Representatives and in form and substance satisfactory to the Representatives.

     (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have reasonably objected in writing.

     (h) Prior to the First Closing Date and each Option Closing Date (i) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued or is in effect, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) Prior to the First Closing Date and each Option Closing Date, the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a term sheet with the Commission in the manner and within the time period required by such Rule 424(b).

     (j) Between the time of execution of this Agreement and the First Closing Date or the relevant Option Closing Date there shall not have been any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

     (k) The Shares shall have been approved for listing on the New York Stock Exchange.

     (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (m) The Representatives shall have received letter agreements from Friedman, Billings, Ramsey Group, Inc. and each officer and trustee of the Company substantially in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.

     (n) The Representatives shall have received, at the First Closing Date and on each Option Closing Date, a certificate of duly authorized officers of the Company and the Operating Partnership, solely in their respective capacities as officers, dated as of such First Closing Date or Option Closing Date, to the effect that the signers of such certificates have carefully examined the Prospectus, any amendment or supplement to the Prospectus and this Agreement, and that:

               (i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct, as if made on and as of the date hereof, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

               (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date hereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the

          Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

               (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, (d) any change in the capitalization of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the capital stock, limited liability company membership interests or units of limited partnership interest of any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

     (o) The Representatives shall receive, at the First Closing Date and on each Option Closing Date, a certificate of the Secretary of the Company certifying as to (i) the Declaration of Trust and any amendments thereto, (ii) the Bylaws and any amendments thereto, (iii) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of this Agreement and the other offering documents, (iv) the Certificate of Limited Partnership of the Operating Partnership and the Partnership Agreement and any amendments thereto, (v) correspondence with the Commission, (vi) a specimen Common Shares certificate, (vii) the number of Common Shares authorized and reserved for issuance by the Company and (viii) the minute books of the Company.

     (p) Each Selling Shareholder will, at the First Closing Date and on each Option Closing Date, deliver to the Underwriters a certificate, to the effect that:

               (i) the representations and warranties of such Selling Shareholder set forth in this Agreement and the Agreement and Power of Attorney are true and correct as of such date as if made on such date; and

               (ii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Agreement and Power of Attorney at or prior to such date.

     (q) On or prior to the date hereof, the Company and the Selling Shareholders shall have furnished for review by the Representatives copies of the Agreement and Power of Attorney executed by each of the Selling Shareholders and such further information, certificates and documents as the Representatives may reasonably request.

     (r) The Company, the Operating Partnership and the Selling Shareholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company, the Operating Partnership and the Selling Shareholders contained herein and in the Agreement and Power of Attorney, and the performance by the Company, the Operating Partnership and the Selling Shareholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the First Closing Date or any Option Closing Date, as the Underwriters may reasonably request.

     7. Termination:

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the First Closing Date or any Option Closing Date, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been, in the judgment of the Representatives, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of national or international hostilities, other national or international calamity or crisis (including without limitation any terrorist or similar attack), any change in the United States or international financial markets, or any substantial change in United States' or international economic, political, financial or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Representatives, impracticable to market the Shares in the manner and on the terms described in the Prospectus or enforce contracts for the sale of the Shares, or (iv) if trading or quotation in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange or Nasdaq Stock Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) a general banking moratorium shall have been declared by any federal, New York, Pennsylvania or

Maryland authorities or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the opinion of the Representatives, has a material adverse effect on the securities markets in the United States, or (viii) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

     If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Shareholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company and the Selling Shareholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments:

     If any Underwriter shall default at the First Closing Date or on a Option Closing Date in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 48-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of the total number of Shares to be purchased on such date, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Section 9 hereof shall at all times be effective and shall survive such termination.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the First Closing Date or the relevant Option Closing Date for a period not exceeding seven business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

     9. Indemnity and Contribution by the Company, the Operating Partnership, the Selling Shareholders and the Underwriters:

     (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its officers and employees, and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expenses, as incurred, which, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Directed Shares have been offered or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) (i) in whole or in part upon any inaccuracy or any breach of any representation, warranty or covenant of the Company or the Operating Partnership contained herein, (ii) in whole or in part upon any failure on the part of the Company or the Operating Partnership to perform their obligations hereunder or to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act), or in the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus, as amended or supplemented by the Company, and any prospectus wrapper material distributed in connection with the reservation and sale of Directed Shares to the Participants and any prospectus wrapper material distributed to residents of Canada), (iv) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clauses (i), (ii), (iii) or (iv) above, provided that the Company and the Operating Partnership shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct and (B) the violation of any applicable laws or regulations of foreign jurisdictions where Directed Shares have been offered or where shares have been offered to resident of Canada; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or Prospectus; provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 1 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and any Selling Shareholders may otherwise have.

     (b) Each Selling Shareholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Shareholder contained herein or in the Agreement and Power of Attorney, (B) any failure on the part of such Selling Shareholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company),
(D) any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or the Prospectus, or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; but only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Shareholder to the Company expressly for use in such Registration Statement or the Prospectus; provided, however, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 1 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Shareholder to reimburse the Underwriters for amounts in excess of the aggregate public offering price of the Shares sold by such Selling Shareholder pursuant to this Agreement, less the aggregate underwriting discount attributable to such Shares. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Shareholders may otherwise have.

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, the Operating Partnership or any Selling Shareholder pursuant to subsection (a) or (b) above, such Underwriter shall promptly notify the Company or such Selling Shareholder, as applicable, in writing of the institution of such action, and the Company or such Selling Shareholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Shareholder, as applicable, will not relieve the Company or such Selling Shareholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, the Operating Partnership or such Selling Shareholder, as applicable, in connection with the defense of such action, or the

Company, the Operating Partnership or such Selling Shareholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or the Company, the Operating Partnership, such Selling Shareholder or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company, the Operating Partnership or such Selling Shareholder, as applicable, (in which case the Company, the Operating Partnership and such Selling Shareholder shall not have the right to assume the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Operating Partnership or the Selling Shareholder, as applicable, and paid as incurred (it being understood, however, that none of the Company, the Operating Partnership or any Selling Shareholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

     The Selling Shareholders shall not be required to honor any demand for indemnity or contribution from any Underwriter pursuant to this Section 9 unless, prior to the making of such demand by the Underwriter, such Underwriter shall have delivered a written demand to the Company and the Operating Partnership seeking indemnity and the Company and the Operating Partnership shall have failed to perform its obligations in respect thereof pursuant to this
Section 9 and such failure shall have continued for a period of 45 days.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, each Selling Shareholder, the Company's trustees, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expense, as incurred, which, jointly or severally, the Company, the Operating Partnership, the Selling Shareholder or any such person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or the Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading; and to reimburse the Company, the Operating Partnership, any such trustee or officer of the Company, Selling Shareholder or controlling person for any legal and other expense reasonably incurred by the Company, the Operating Partnership, any such trustee or officer of the Company, Selling Shareholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that such Underwriter may otherwise have. Each of the Company, the Operating Partnership and each of the Selling Shareholders, hereby acknowledges that the statements set forth in the second and third sentences of paragraph 3, paragraphs 4, paragraph 13 and paragraph 19 under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(o) and this Section 9.

     If any action is brought against the Company, the Operating Partnership, any such trustee or officer of the Company, any Selling Shareholder or any such controlling person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Operating Partnership, such trustee or officer of the Company, the Selling Shareholder or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to notify the Representatives will not relieve the Underwriter of any obligation hereunder, except to the extent its ability to defend is actually impaired by such failure or delay. The Company, the Operating Partnership, such trustee or officer of the Company, the Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership, such trustee or officer of the Company, the Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or the Company, the Operating Partnership, such trustee or officer of the Company, such Selling Shareholder or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to assume the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

     (d) The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership and the Selling Shareholders, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Partnership and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same proportion as the total proceeds from the offering (net of the underwriting discount but before deducting expenses) received by the Company (which, for purposes of this subsection, account for the relative benefits received by the Operating Partnership) or the Selling Shareholders, as applicable, bear to the underwriting discount received by the Underwriters. The relative fault of the Company, of the Operating Partnership, of the Selling Shareholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, the Operating Partnership, and the Selling Shareholders, on one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The provisions set forth in Sections 9(b) and (c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section (b) and (c) for purposes of indemnification.

     (f) The Company, the Operating Partnership, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter and no Selling Shareholder shall be required to contribute any amount in excess of the public offering price of the Shares sold by such Selling Shareholder pursuant to this Agreement less the aggregate underwriting discount attributable to such Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder with the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

     (g) The Company and the Operating Partnership agree to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program.

     10. Failure of One or More of the Selling Shareholders to Sell and Deliver
Shares:

     If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders at the First Closing Date or any Option Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Section 5 and
Section 9 hereof, the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the First Closing Date or the Option Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholders, to postpone the First Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     11. Survival:

     The respective indemnities, agreements, representations, warranties and other statements of the Company, of the Operating Partnership, their respective officers and trustees, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, the Operating Partnership or any of its or their partners, officers, directors, trustees or any controlling person, [or the Selling Shareholders,] as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

     12. Notices:

     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department and to Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: General Counsel, with a copy to Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219,
Attention: Daniel M. LeBey, Esquire; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1725 The Fairway, Jenkintown, Pennsylvania 19046, Attention: Edward J. Matey, Esquire, with a copy to Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, Attention: James W. McKenzie, Esquire [; or if to a Selling Shareholder, c/o INSERT NAME AND ADDRESS OF ATTORNEY-IN-FACT].

     13. Governing Law; Headings:

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     14. Partial Unenforceability:

     The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     15. Parties at Interest:

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership, [the Selling Shareholders] and the controlling persons, trustees and officers referred to in
Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     16. Entire Agreement; Amendments, Modifications and Waivers:

     This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

     17. Counterparts and Facsimile Signatures:

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

     If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership, [the Selling Shareholders ]and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership, [the Selling Shareholders] and the Underwriters.

                                           Very truly yours,

                                           AMERICAN FINANCIAL REALTY TRUST

                                           By:_____________________________
                                           Name:   Nicholas S. Schorsch
                                           Title:  President and Chief Executive
                                                   Officer

                                           FIRST STATES GROUP, L.P.
                                           By: First States Group, LLC,
                                               its sole general partner

                                           By:_____________________________
                                           Name:
                                           Title:

                                           [SELLING SHAREHOLDERS LISTED ON
                                              SCHEDULE I ATTACHED HERETO

                                           By: [Insert Name of Attorney-in-Fact]
                                                    as Attorney-in-Fact

                                               _______________________________


Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:_______________________________
Name:
Title:

BANC OF AMERICA SECURITIES LLC

By:_______________________________
Name:
Title:
For themselves and as Representatives of the
other Underwriters named on Schedule II hereto.

                                   Schedule I

                                          Number of Initial     Number of Option
Name of Party Selling Shares              Shares to be Sold    Shares to be Sold
--------------------------------------------------------------------------------

    American Financial Realty Trust      [       ]             [       ]
                                         -------------------------------

    [INSERT NAME OF
     SELLING SHAREHOLDER]                [       ]             [       ]
                                         -------------------------------

    [INSERT NAME OF
     SELLING SHAREHOLDER]                [       ]             [       ]
                                         -------------------------------

    Total                                [       ]             [       ]
                                         ==================++===========

                                   Schedule II

                                                        Number of Initial
Underwriter                                             Shares to be Purchased
------------------------------------------------------------------------------

Banc of America Securities LLC .........................[            ]
                                                        --------------

Friedman, Billings, Ramsey & Co., Inc. .................[            ]
                                                        --------------

Deutsche Bank Securities Inc. ..........................[            ]
                                                        --------------

UBS Warburg LLC ........................................[            ]
                                                        --------------

Wachovia Securities, Inc. ..............................[            ]
                                                        --------------

Legg Mason Wood Walker, Incorporated ...................[            ]
                                                        --------------

Raymond James & Associates, Inc. .......................[            ]
                                                        --------------


     Total .............................................-----------------

                                    EXHIBIT A
                                    ---------

                     FORM OF AGREEMENT AND POWER OF ATTORNEY

                                    EXHIBIT B
                                    ---------

              FORM OF LOCK-UP AGREEMENT FOR OFFICERS, TRUSTEES AND
                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                    EXHIBIT C
                                    ---------

        FORM OF LOCK-UP AGREEMENT FOR OTHER SHAREHOLDERS AND UNIT HOLDERS